     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 12, 2002

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 10
                  GENERAL FORM FOR REGISTRATION OF SECURITIES
    PURSUANT TO SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

                                 CIT GROUP INC.
             (Exact name of registrant as specified in its charter)

                 NEVADA                                    65-1051227
    (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                   Identification No.)

                          1211 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
   (Address, including zip code, of registrant's principal executive offices)

       Registrant's telephone number, including area code: (212) 536-1390

                            ------------------------

                                   COPIES TO:

           MEREDITH B. CROSS                              FATI SADEGHI                              ROBERT J. INGATO
       WILMER, CUTLER & PICKERING                   SENIOR CORPORATE COUNSEL                  EXECUTIVE VICE PRESIDENT AND
          2445 M STREET, N.W.                   C/O TYCO INTERNATIONAL (US) INC.                    GENERAL COUNSEL
         WASHINGTON, D.C. 20037                          ONE TYCO PARK                               CIT GROUP INC.
             (202) 663-6000                       EXETER, NEW HAMPSHIRE 03833                 1211 AVENUE OF THE AMERICAS
                                                         (603) 778-9700                         NEW YORK, NEW YORK 10036
                                                                                                     (212) 536-1390

                            ------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                                              NAME OF EACH EXCHANGE ON
                                                                  WHICH EACH CLASS
TITLE OF EACH CLASS TO BE SO REGISTERED                         IS TO BE REGISTERED
---------------------------------------                       ------------------------
Common Stock, par value $0.01 per share.....................  New York Stock Exchange

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      None

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    This registration statement has been prepared on a prospective basis on the assumption that, among other things, the distribution described in the Information Statement and the related transactions contemplated to occur prior to or contemporaneously with the distribution will be consummated as contemplated in the Information Statement. There can be no assurance, however, that any or all of such transactions will occur or will occur as so contemplated.

                                 CIT GROUP INC.
                 INFORMATION INCLUDED IN INFORMATION STATEMENT
                    AND INCORPORATED IN FORM 10 BY REFERENCE
    CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT AND ITEMS OF FORM 10

    Our Information Statement may be found as Exhibit 99.1 to the Form 10. For your convenience we have provided below a cross-reference sheet identifying where the Items required by Form 10 can be found in the Information Statement.

ITEM 1.  BUSINESS.

    See the sections of the Information Statement captioned "Summary," "Our Business," "The Distribution," "Our Relationship with Tyco After the Distribution," "Selected Consolidated Historical Financial Data of CIT" and "Management's Discussion and Analysis of Financial Condition and Results of Operations and Qualitative and Quantitative Disclosures about Market Risk."

ITEM 2.  FINANCIAL INFORMATION.

    See the sections of the Information Statement captioned "Summary--Summary Financial Data," "Selected Consolidated Historical Financial Data of CIT" and "Management's Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures about Market Risk."

ITEM 3.  PROPERTIES.

    See the section of the Information Statement captioned "Our
Business--Facilities."

ITEM 4.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

    See the section of the Information Statement captioned "Principal Stockholders."

ITEM 5.  DIRECTORS AND EXECUTIVE OFFICERS.

    See the section of the Information Statement captioned "Management."

ITEM 6.  EXECUTIVE COMPENSATION.

    See the section of the Information Statement captioned "Management."

ITEM 7.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

    See the sections of the Information Statement captioned "Summary--The Distribution--Our relationship with Tyco after the distribution," "Our Relationship with Tyco After the Distribution" and "Related Party Transactions."

ITEM 8.  LEGAL PROCEEDINGS.

    See the section of the Information Statement captioned "Our Business--Legal Proceedings."

ITEM 9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

    See the sections of the Information Statement captioned "Summary--The Distribution--Trading market," "Summary--The Distribution--Dividend policy," "Risk Factors," "Listing and Trading of Our Common Stock," "Dividend Policy" and "Description of Capital Stock."

ITEM 10.  RECENT SALES OF UNREGISTERED SECURITIES.

    None.

ITEM 11.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    See the section of the Information Statement captioned "Description of Capital Stock."

ITEM 12.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    See the sections of the Information Statement captioned "Description of Capital Stock--Anti-takeover Effects of Certain Provisions of Nevada Law" and "Indemnification of Directors and Officers."

ITEM 13.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

    See Item 15(a) below for the information required by this Item 13.

ITEM 14. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

    See the section of the Information Statement captioned "Change in Independent Accountants."

ITEM 15.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS

    The following financial statements are included in the Information
Statement:

    Tyco Capital Corporation (subsequently renamed CIT Group Inc.):

          Report of Independent Accountants (PricewaterhouseCoopers
            LLP)
          Report of Independent Accountants (PricewaterhouseCoopers
            LLP)
          Independent Auditor's Report (KPMG LLP)
          Consolidated Balance Sheets as of September 30, 2001
            (successor) and December 31, 2000 (predecessor)
          Consolidated Statements of Income for the periods June 2,
            2001 through September 30, 2001 (successor), January 1,
            2001 through June 1, 2001 (predecessor) and for the years ended December 31, 2000 and 1999 (predecessor)
          Consolidated Statements of Shareholder's Equity for the periods June 2, 2001 through September 30, 2001
            (successor), January 1, 2001 through June 1, 2001
            (predecessor) and for the years ended December 31, 2000 and 1999 (predecessor)
          Consolidated Statements of Cash Flows for the periods
            June 2, 2001 through September 30, 2001 (successor),
            January 1, 2001 through June 1, 2001 (predecessor) and for the years ended December 31, 2000 and 1999 (predecessor)
          Notes to Consolidated Financial Statements

    CIT Group Inc. Interim Financial Statements:

          Unaudited Consolidated Balance Sheets as of December 31,
            2001 and September 30, 2001
          Unaudited Consolidated Statements of Income for the quarter ended December 31, 2001 (successor) and December 31, 2000
            (predecessor)
          Unaudited Consolidated Statement of Shareholder's Equity for
            the quarter ended December 31, 2001 (successor)
          Unaudited Consolidated Statements of Cash Flows for the quarter ended December 31, 2001 (successor) and
            December 31, 2000 (predecessor)
          Notes to Consolidated Financial Statements (Unaudited)

(B)  EXHIBITS

EXHIBIT NO.                                     DESCRIPTION
-----------             ------------------------------------------------------------
          2.1           Form of Distribution Agreement by and between Tyco
                        International Ltd. and CIT dated as of       , 2002 (To be
                        filed by amendment).

          3.1           Certificate of Incorporation of CIT, as amended (To be filed by amendment).

          3.2           By-laws of CIT, as amended (To be filed by amendment).

          4.1 Form of Certificate of Common Stock of CIT (To be filed by amendment).

          4.2           Form of Indenture dated as of September 24, 1998 by and
                        between CIT (formerly known as Tyco Capital Corporation and
                        Tyco Acquisition Corp. XX (NV) and successor to The CIT
                        Group, Inc.) and The Bank of New York, as trustee, for the issuance of unsecured and unsubordinated debt securities
                        (Incorporated by reference to an Exhibit to Form S-3 filed by CIT on September 24, 1998).

          4.3           First Supplemental Indenture dated as of June 1, 2001 among
                        CIT (formerly known as Tyco Capital Corporation and Tyco
                        Acquisition Corp. XX (NV) and successor to The CIT Group,
                        Inc.), CIT Holdings (NV) Inc. and The Bank of New York, as
                        trustee, for the issuance of unsecured and unsubordinated
                        debt securities (Incorporated by reference to Exhibit 4.2g to Amendment No. 1 to Form S-3 filed by CIT on August 8,
                        2001).

          4.4           Second Supplemental Indenture dated as of February 14, 2002 to an Indenture dated as of September 24, 1998, as
                        supplemented by the First Supplemental Indenture dated as of
                        June 1, 2001, by and between CIT Group Inc. (formerly know as Tyco Capital Corporation and Tyco Acquisition Corp. XX
                        (NV) and successor to The CIT Group, Inc.) and The Bank of
                        New York, as trustee, for the issuance of unsecured and
                        unsubordinated debt securities (Incorporated by reference to
                        Exhibit 4.1 to Form 8-K filed by CIT on February 22, 2002).

          4.5           Form of Indenture dated as of September 24, 1998 by and
                        between CIT (formerly known as Tyco Capital Corporation and
                        Tyco Acquisition Corp. XX (NV) and successor to The CIT
                        Group, Inc.) and Bank One Trust Company, N.A., as trustee, for the issuance of unsecured and unsubordinated debt
                        securities (Incorporated by reference to an Exhibit to Form
                        S-3 filed by CIT on September 24, 1998).

          4.6           First Supplemental Indenture dated as of May 9, 2001 among
                        CIT (formerly known as Tyco Capital Corporation and Tyco
                        Acquisition Corp. XX (NV) and successor to The CIT Group,
                        Inc.), Bank One Trust Company, N.A., as trustee, and Bank
                        One NA, London Branch, as London Paying Agent and London
                        Calculation Agent (Incorporated by reference to Exhibit 4.2d to Post-Effective Amendment No. 1 to Form S-3 filed by CIT on May 11, 2001).

          4.7           Second Supplemental Indenture dated as of June 1, 2001 among
                        CIT (formerly known as Tyco Capital Corporation and Tyco
                        Acquisition Corp. XX (NV) and successor to The CIT Group,
                        Inc.), CIT Holdings (NV) Inc. and Bank One Trust Company,
                        N.A., as trustee (Incorporated by reference to Exhibit 4.2e to Form S-3 filed by CIT on June 7, 2001).

EXHIBIT NO.                                     DESCRIPTION
-----------             ------------------------------------------------------------
          4.8           Third Supplemental Indenture dated as of February 14, 2002 to an Indenture dated as of September 24, 1998, as
                        supplemented by the First Supplemental Indenture dated as of
                        May 9, 2001 and the Second Supplemental Indenture dated as of June 1, 2001, by and between CIT Group Inc. (formerly
                        known as Tyco Capital Corporation and Tyco Acquisition Corp.
                        XX (NV) and successor to The CIT Group, Inc.) and Bank One
                        Trust Company, N.A., as trustee, for the issuance of
                        unsecured and unsubordinated debt securities (Incorporated by reference to Exhibit 4.2 to Form 8-K filed by CIT on
                        February 22, 2002).

          4.9           Form of Indenture dated as of September 24, 1998 by and
                        between CIT (formerly known as Tyco Capital Corporation and
                        Tyco Acquisition Corp. XX (NV) and successor to The CIT
                        Group, Inc.) and The Bank of New York, as trustee, for the issuance of unsecured and senior subordinated debt
                        securities (Incorporated by reference to an Exhibit to Form
                        S-3 filed by CIT September 24, 1998).

         4.10           First Supplemental Indenture dated as of June 1, 2001 among
                        CIT (formerly known as Tyco Capital Corporation and Tyco
                        Acquisition Corp. XX (NV) and successor to The CIT Group,
                        Inc.), CIT Holdings (NV) Inc. and The Bank of New York, as
                        trustee, for the issuance of unsecured and senior
                        subordinated debt securities (Incorporated by reference to
                        Exhibit 4.2f to Form S-3 filed by CIT on June 7, 2001).

         4.11           Second Supplemental Indenture dated as of February 14, 2002 to an Indenture dated as of September 24, 1998, as
                        supplemented by the First Supplemental Indenture dated as of
                        June 1, 2001, by and between CIT Group Inc. (formerly known as Tyco Capital Corporation and Tyco Acquisition Corp. XX
                        (NV) and successor to The CIT Group, Inc.) and The Bank of
                        New York, as trustee, for the issuance of unsecured senior subordinated debt securities (Incorporated by reference to
                        Exhibit 4.3 to Form 8-K filed by CIT on February 22, 2002).

         4.12           Certain instruments defining the rights of holders of CIT's long-term debt, none of which authorize a total amount of
                        indebtedness in excess of 10% of the total amounts
                        outstanding of CIT and its subsidiaries on a consolidated
                        basis have not been filed as exhibits. CIT agrees to furnish a copy of these agreements to the Commission upon request.

         10.1           Agreement dated as of June 1, 2001 between CIT Holdings (NV)
                        Inc., a wholly-owned subsidiary of Tyco International Ltd., and CIT (formerly known as Tyco Capital Corporation and Tyco
                        Acquisition Corp. XX (NV) and successor to The CIT Group,
                        Inc.), a Nevada corporation, regarding transactions between
                        CIT Holdings and CIT (Incorporated by reference to Exhibit
                        10.13 to Form 8-K filed by CIT on June 7, 2001).

         10.2           Form of Equity Securities Agreement by and between Tyco
                        International Ltd. and CIT dated as of       , 2002 (To be
                        filed by amendment).

         10.3           Form of Transition Services Agreement by and between Tyco
                        International Ltd. and CIT dated as of       , 2002 (To be
                        filed by amendment).

         10.4           Form of Preferred Provider Agreement by and between Tyco
                        International Ltd. and CIT dated as of       , 2002 (To be
                        filed by amendment).

         10.5           364-Day Credit Agreement, dated as of March 28, 2000, among
                        CIT Group Inc. (formerly known as Tyco Capital Corporation and The CIT Group, Inc.), the banks party thereto, J.P.
                        Morgan Securities Inc. (formerly known as Chase Securities
                        Inc.), as Arranger, Barclays Bank PLC, Bank of America,
                        N.A., Citibank, N.A. and The Dai-Ichi Kangyo Bank, Limited,
                        as Syndication Agents, and JP Morgan Chase Bank (formerly
                        known as The Chase Manhattan Bank), as Administrative Agent
                        ("364-Day Credit Agreement") (Incorporated by reference to
                        Exhibit 10.2 to Form 10-Q filed by CIT on February 14,
                        2002).

         10.6           Amendment No. 1 to 364-Day Credit Agreement, dated as of
                        March 27, 2001 (Incorporated by reference to Exhibit 10.3 to
                        Form 10-Q filed by CIT on February 14, 2002).

EXHIBIT NO.                                     DESCRIPTION
-----------             ------------------------------------------------------------
         10.7           Assumption Agreement, dated as of June 1, 2001, to 364-Day
                        Credit Agreement (Incorporated by reference to Exhibit 10.4 to Form 10-Q filed by CIT on February 14, 2002).

         10.8           Additional Bank Agreement, dated as of August 1, 2000, to
                        364-Day Credit Agreement (Incorporated by reference to
                        Exhibit 10.5 to Form 10-Q filed by CIT on February 14,
                        2002).

         10.9           5-Year Credit Agreement, dated as of March 28, 2000, among
                        CIT Group Inc. (formerly known as Tyco Capital Corporation and The CIT Group, Inc.), the banks party thereto, J.P.
                        Morgan Securities Inc. (formerly known as Chase Securities
                        Inc.), as Arranger, Barclays Bank PLC, Bank of America,
                        N.A., Citibank, N.A. and The Dai-Ichi Kangyo Bank, Limited,
                        as Syndication Agents, and JP Morgan Chase Bank (formerly
                        known as The Chase Manhattan Bank), as Administrative Agent
                        ("5 Year Credit Agreement") (Incorporated by reference to
                        Exhibit 10.6 to Form 10-Q filed by CIT on February 14,
                        2002).

        10.10           Assumption Agreement, dated as of June 1, 2001, to 5 Year
                        Credit Agreement (Incorporated by reference to Exhibit 10.7 to Form 10-Q filed by CIT on February 14, 2002).

        10.11           Additional Bank Agreement, dated as of August 1, 2000, to 5
                        Year Credit Agreement (Incorporated by reference to Exhibit
                        10.8 to Form 10-Q filed by CIT on February 14, 2002).

        10.12           $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (formerly known as AT&T Capital
                        Corporation), as Borrower, CIT Group Inc. (formerly known as
                        Tyco Capital Corporation and The CIT Group, Inc.), as
                        Guarantor, the banks party thereto (the "Banks"), JP Morgan
                        Chase Bank (formerly known as Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial
                        Bank of Commerce, as Syndication Agent, JP Morgan Chase Bank
                        (formerly known as The Chase Manhattan Bank) and Deutsche
                        Bank AG, New York Branch, as Co-Documentation Agents, and
                        J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as
                        Arrangers ("Capita Corporation Credit Agreement")
                        (Incorporated by reference to Exhibit 10.9 to Form 10-Q
                        filed by CIT on February 14, 2002).

        10.13 Amendment No. 1 to Capita Corporation Credit Agreement, dated as of April 9, 1999 (Incorporated by reference to Exhibit 10.10 to Form 10-Q filed by CIT on February 14,
                        2002).

        10.14           Amendment No. 2 to Capita Corporation Credit Agreement,
                        dated as of November 15, 1999 (Incorporated by reference to
                        Exhibit 10.11 to Form 10-Q filed by CIT on February 14,
                        2002).

        10.15 Amendment No. 3 to Capita Corporation Credit Agreement, dated as of May 30, 2001 (Incorporated by reference to Exhibit 10.12 to Form 10-Q filed by CIT on February 14,
                        2002).

        10.16           Assumption Agreement, dated as of June 1, 2001, to Capita
                        Corporation Credit Agreement (Incorporated by reference to
                        Exhibit 10.13 to Form 10-Q filed by CIT on February 14,
                        2002).

        10.17 Guaranty by CIT Group Inc., dated as of November 15, 1999, of Capita Corporation Credit Agreement (Incorporated by reference to Exhibit 10.14 to Form 10-Q filed by CIT on February 14, 2002).

        10.18           364-Day Credit Agreement, dated as of March 27, 2001, among
                        Tyco Capital (Canada) Inc. (formerly known as CIT Financial
                        Ltd.), the banks party thereto, as lenders, Royal Bank of
                        Canada, as Administrative Agent, and Canadian Imperial Bank
                        of Commerce and The Chase Manhattan Bank of Canada, as
                        Syndication Agents ("Canadian 364-Day Credit Agreement")
                        (Incorporated by reference to Exhibit 10.15 to Form 10-Q
                        filed by CIT on February 14, 2002).

EXHIBIT NO.                                     DESCRIPTION
-----------             ------------------------------------------------------------
        10.19           Guaranty of CIT Group Inc., dated as of March 27, 2001, of
                        Canadian 364-Day Credit Agreement (Incorporated by reference to Exhibit 10.16 to Form 10-Q filed by CIT on February 14,
                        2002).

        10.20           Retention Agreement for Albert R. Gamper, Jr., as amended
                        (To be filed by amendment).

        10.21 Retention Agreement for Joseph M. Leone, as amended (To be filed by amendment).

        10.22           Retention Agreement for Thomas B. Hallman, as amended (To be filed by amendment).

        10.23           Retention Agreement for Lawrence A. Marsiello, as amended
                        (To be filed by amendment).

        10.24 Retention Agreement for Nikita Zdanow, as amended (To be filed by amendment).

        10.25           Executive Severance Plan (To be filed by amendment).

        10.26 Long-Term Equity Compensation Plan (To be filed by amendment).

         12.1 Computation of Ratios of Earnings to Fixed Charges (Filed herewith).

         21.1           Subsidiaries of CIT (To be filed by amendment).

         99.1           Information Statement (Filed herewith).

                                   SIGNATURES

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 12, 2002                                   CIT GROUP INC.
                                                       (Registrant)

                                                       By:          /s/ ALBERT R. GAMPER, JR.
                                                            -----------------------------------------
                                                                      Albert R. Gamper, Jr.
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               INDEX TO EXHIBITS

EXHIBIT NO.             DESCRIPTION
-----------             ------------------------------------------------------------
          2.1           Form of Distribution Agreement by and between Tyco
                        International Ltd. and CIT dated as of       , 2002 (To be
                        filed by amendment).

          3.1           Certificate of Incorporation of CIT, as amended (To be filed by amendment).

          3.2           By-laws of CIT, as amended (To be filed by amendment).

          4.1 Form of Certificate of Common Stock of CIT (To be filed by amendment).

          4.2           Form of Indenture dated as of September 24, 1998 by and
                        between CIT (formerly known as Tyco Capital Corporation and
                        Tyco Acquisition Corp. XX (NV) and successor to The CIT
                        Group, Inc.) and The Bank of New York, as trustee, for the issuance of unsecured and unsubordinated debt securities
                        (Incorporated by reference to an Exhibit to Form S-3 filed by CIT on September 24, 1998).

          4.3           First Supplemental Indenture dated as of June 1, 2001 among
                        CIT (formerly known as Tyco Capital Corporation and Tyco
                        Acquisition Corp. XX (NV) and successor to The CIT Group,
                        Inc.), CIT Holdings (NV) Inc. and The Bank of New York, as
                        trustee, for the issuance of unsecured and unsubordinated
                        debt securities (Incorporated by reference to Exhibit 4.2g to Amendment No. 1 to Form S-3 filed by CIT on August 8,
                        2001).

          4.4           Second Supplemental Indenture dated as of February 14, 2002 to an Indenture dated as of September 24, 1998, as
                        supplemented by the First Supplemental Indenture dated as of
                        June 1, 2001, by and between CIT Group Inc. (formerly know as Tyco Capital Corporation and Tyco Acquisition Corp. XX
                        (NV) and successor to The CIT Group, Inc.) and The Bank of
                        New York, as trustee, for the issuance of unsecured and
                        unsubordinated debt securities (Incorporated by reference to
                        Exhibit 4.1 to Form 8-K filed by CIT on February 22, 2002).

          4.5           Form of Indenture dated as of September 24, 1998 by and
                        between CIT (formerly known as Tyco Capital Corporation and
                        Tyco Acquisition Corp. XX (NV) and successor to The CIT
                        Group, Inc.) and Bank One Trust Company, N.A., as trustee, for the issuance of unsecured and unsubordinated debt
                        securities (Incorporated by reference to an Exhibit to Form
                        S-3 filed by CIT on September 24, 1998).

          4.6           First Supplemental Indenture dated as of May 9, 2001 among
                        CIT (formerly known as Tyco Capital Corporation and Tyco
                        Acquisition Corp. XX (NV) and successor to The CIT Group,
                        Inc.), Bank One Trust Company, N.A., as trustee, and Bank
                        One NA, London Branch, as London Paying Agent and London
                        Calculation Agent (Incorporated by reference to Exhibit 4.2d to Post-Effective Amendment No. 1 to Form S-3 filed by CIT on May 11, 2001).

          4.7           Second Supplemental Indenture dated as of June 1, 2001 among
                        CIT (formerly known as Tyco Capital Corporation and Tyco
                        Acquisition Corp. XX (NV) and successor to The CIT Group,
                        Inc.), CIT Holdings (NV) Inc. and Bank One Trust Company,
                        N.A., as trustee (Incorporated by reference to Exhibit 4.2e to Form S-3 filed by CIT on June 7, 2001).

          4.8           Third Supplemental Indenture dated as of February 14, 2002 to an Indenture dated as of September 24, 1998, as
                        supplemented by the First Supplemental Indenture dated as of
                        May 9, 2001 and the Second Supplemental Indenture dated as of June 1, 2001, by and between CIT Group Inc. (formerly
                        known as Tyco Capital Corporation and Tyco Acquisition Corp.
                        XX (NV) and successor to The CIT Group, Inc.) and Bank One
                        Trust Company, N.A., as trustee, for the issuance of
                        unsecured and unsubordinated debt

EXHIBIT NO.             DESCRIPTION
-----------             ------------------------------------------------------------
                        securities (Incorporated by reference to Exhibit 4.2 to
                        Form 8-K filed by CIT on February 22, 2002).

          4.9           Form of Indenture dated as of September 24, 1998 by and
                        between CIT (formerly known as Tyco Capital Corporation and
                        Tyco Acquisition Corp. XX (NV) and successor to The CIT
                        Group, Inc.) and The Bank of New York, as trustee, for the issuance of unsecured and senior subordinated debt
                        securities (Incorporated by reference to an Exhibit to Form
                        S-3 filed by CIT September 24, 1998).

         4.10           First Supplemental Indenture dated as of June 1, 2001 among
                        CIT (formerly known as Tyco Capital Corporation and Tyco
                        Acquisition Corp. XX (NV) and successor to The CIT Group,
                        Inc.), CIT Holdings (NV) Inc. and The Bank of New York, as
                        trustee, for the issuance of unsecured and senior
                        subordinated debt securities (Incorporated by reference to
                        Exhibit 4.2f to Form S-3 filed by CIT on June 7, 2001).

         4.11           Second Supplemental Indenture dated as of February 14, 2002 to an Indenture dated as of September 24, 1998, as
                        supplemented by the First Supplemental Indenture dated as of
                        June 1, 2001, by and between CIT Group Inc. (formerly known as Tyco Capital Corporation and Tyco Acquisition Corp. XX
                        (NV) and successor to The CIT Group, Inc.) and The Bank of
                        New York, as trustee, for the issuance of unsecured senior subordinated debt securities (Incorporated by reference to
                        Exhibit 4.3 to Form 8-K filed by CIT on February 22, 2002).

         4.12           Certain instruments defining the rights of holders of CIT's long-term debt, none of which authorize a total amount of
                        indebtedness in excess of 10% of the total amounts
                        outstanding of CIT and its subsidiaries on a consolidated
                        basis have not been filed as exhibits. CIT agrees to furnish a copy of these agreements to the Commission upon request.

         10.1           Agreement dated as of June 1, 2001 between CIT Holdings (NV)
                        Inc., a wholly-owned subsidiary of Tyco International Ltd., and CIT (formerly known as Tyco Capital Corporation and Tyco
                        Acquisition Corp. XX (NV) and successor to The CIT Group,
                        Inc.), a Nevada corporation, regarding transactions between
                        CIT Holdings and CIT (Incorporated by reference to Exhibit
                        10.13 to Form 8-K filed by CIT on June 7, 2001).

         10.2           Form of Equity Securities Agreement by and between Tyco
                        International Ltd. and CIT dated as of       , 2002 (To be
                        filed by amendment).

         10.3           Form of Transition Services Agreement by and between Tyco
                        International Ltd. and CIT dated as of       , 2002 (To be
                        filed by amendment).

         10.4           Form of Preferred Provider Agreement by and between Tyco
                        International Ltd. and CIT dated as of       , 2002 (To be
                        filed by amendment).

         10.5           364-Day Credit Agreement, dated as of March 28, 2000, among
                        CIT Group Inc. (formerly known as Tyco Capital Corporation and The CIT Group, Inc.), the banks party thereto, J.P.
                        Morgan Securities Inc. (formerly known as Chase Securities
                        Inc.), as Arranger, Barclays Bank PLC, Bank of America,
                        N.A., Citibank, N.A. and The Dai-Ichi Kangyo Bank, Limited,
                        as Syndication Agents, and JP Morgan Chase Bank (formerly
                        known as The Chase Manhattan Bank), as Administrative Agent
                        ("364-Day Credit Agreement") (Incorporated by reference to
                        Exhibit 10.2 to Form 10-Q filed by CIT on February 14,
                        2002).

         10.6           Amendment No. 1 to 364-Day Credit Agreement, dated as of
                        March 27, 2001 (Incorporated by reference to Exhibit 10.3 to
                        Form 10-Q filed by CIT on February 14, 2002).

EXHIBIT NO.             DESCRIPTION
-----------             ------------------------------------------------------------
         10.7           Assumption Agreement, dated as of June 1, 2001, to 364-Day
                        Credit Agreement (Incorporated by reference to Exhibit 10.4 to Form 10-Q filed by CIT on February 14, 2002).

         10.8           Additional Bank Agreement, dated as of August 1, 2000, to
                        364-Day Credit Agreement (Incorporated by reference to
                        Exhibit 10.5 to Form 10-Q filed by CIT on February 14,
                        2002).

         10.9           5-Year Credit Agreement, dated as of March 28, 2000, among
                        CIT Group Inc. (formerly known as Tyco Capital Corporation and The CIT Group, Inc.), the banks party thereto, J.P.
                        Morgan Securities Inc. (formerly known as Chase Securities
                        Inc.), as Arranger, Barclays Bank PLC, Bank of America,
                        N.A., Citibank, N.A. and The Dai-Ichi Kangyo Bank, Limited,
                        as Syndication Agents, and JP Morgan Chase Bank (formerly
                        known as The Chase Manhattan Bank), as Administrative Agent
                        ("5 Year Credit Agreement") (Incorporated by reference to
                        Exhibit 10.6 to Form 10-Q filed by CIT on February 14,
                        2002).

        10.10           Assumption Agreement, dated as of June 1, 2001, to 5 Year
                        Credit Agreement (Incorporated by reference to Exhibit 10.7 to Form 10-Q filed by CIT on February 14, 2002).

        10.11           Additional Bank Agreement, dated as of August 1, 2000, to 5
                        Year Credit Agreement (Incorporated by reference to Exhibit
                        10.8 to Form 10-Q filed by CIT on February 14, 2002).

        10.12           $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (formerly known as AT&T Capital
                        Corporation), as Borrower, CIT Group Inc. (formerly known as
                        Tyco Capital Corporation and The CIT Group, Inc.), as
                        Guarantor, the banks party thereto (the "Banks"), JP Morgan
                        Chase Bank (formerly known as Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial
                        Bank of Commerce, as Syndication Agent, JP Morgan Chase Bank
                        (formerly known as The Chase Manhattan Bank) and Deutsche
                        Bank AG, New York Branch, as Co-Documentation Agents, and
                        J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as
                        Arrangers ("Capita Corporation Credit Agreement")
                        (Incorporated by reference to Exhibit 10.9 to Form 10-Q
                        filed by CIT on February 14, 2002).

        10.13 Amendment No. 1 to Capita Corporation Credit Agreement, dated as of April 9, 1999 (Incorporated by reference to Exhibit 10.10 to Form 10-Q filed by CIT on February 14,
                        2002).

        10.14           Amendment No. 2 to Capita Corporation Credit Agreement,
                        dated as of November 15, 1999 (Incorporated by reference to
                        Exhibit 10.11 to Form 10-Q filed by CIT on February 14,
                        2002).

        10.15 Amendment No. 3 to Capita Corporation Credit Agreement, dated as of May 30, 2001 (Incorporated by reference to Exhibit 10.12 to Form 10-Q filed by CIT on February 14,
                        2002).

        10.16           Assumption Agreement, dated as of June 1, 2001, to Capita
                        Corporation Credit Agreement (Incorporated by reference to
                        Exhibit 10.13 to Form 10-Q filed by CIT on February 14,
                        2002).

        10.17 Guaranty by CIT Group Inc., dated as of November 15, 1999, of Capita Corporation Credit Agreement (Incorporated by reference to Exhibit 10.14 to Form 10-Q filed by CIT on February 14, 2002).

EXHIBIT NO.             DESCRIPTION
-----------             ------------------------------------------------------------
        10.18           364-Day Credit Agreement, dated as of March 27, 2001, among
                        Tyco Capital (Canada) Inc. (formerly known as CIT Financial
                        Ltd.), the banks party thereto, as lenders, Royal Bank of
                        Canada, as Administrative Agent, and Canadian Imperial Bank
                        of Commerce and The Chase Manhattan Bank of Canada, as
                        Syndication Agents ("Canadian 364-Day Credit Agreement")
                        (Incorporated by reference to Exhibit 10.15 to Form 10-Q
                        filed by CIT on February 14, 2002).

        10.19           Guaranty of CIT Group Inc., dated as of March 27, 2001, of
                        Canadian 364-Day Credit Agreement (Incorporated by reference to Exhibit 10.16 to Form 10-Q filed by CIT on February 14,
                        2002).

        10.20           Retention Agreement for Albert R. Gamper, Jr., as amended
                        (To be filed by amendment).

        10.21 Retention Agreement for Joseph M. Leone, as amended (To be filed by amendment).

        10.22           Retention Agreement for Thomas B. Hallman, as amended (To be filed by amendment).

        10.23           Retention Agreement for Lawrence A. Marsiello, as amended
                        (To be filed by amendment).

        10.24 Retention Agreement for Nikita Zdanow, as amended (To be filed by amendment).

        10.25           Executive Severance Plan (To be filed by amendment).

        10.26 Long-Term Equity Compensation Plan (To be filed by amendment).

         12.1 Computation of Ratios of Earnings to Fixed Charges (Filed herewith).

         21.1           Subsidiaries of CIT (To be filed by amendment).

         99.1           Information Statement (Filed herewith).

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